J. P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

Supplement dated December 20, 2006
to the Statement of Additional Information dated May 1, 2006

Effective immediately, under the heading “Non-Fundamental Investment Restrictions”, items i through viii for the Bond, Small Company and International Equity Portfolios and items i through iii for the U.S. Large Cap Core Equity and Mid Cap Value Portfolio on pages 34 and 35, are deleted and replaced with the following:

Each Portfolio may not:

1.	Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio’s net assets would be in investments which are illiquid; and

2.	Acquire securities of other investment companies, except as permitted by the 1940 Act or any rules or order pursuant thereto.

In addition, effective immediately, the International Equity Portfolio may invest in real estate investment trusts as described on page 30, in the “Investment Strategies and Policies” section.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPSTII-SAI-1206